Vanguard Equity Income Fund
Supplement Dated October 1, 2021, to the Prospectus and Summary Prospectus Dated January 31, 2021
Important Changes to Vanguard Equity Income Fund
As previously announced, effective at the close of business on September 30, 2021, Binbin Guo has retired from Vanguard and no longer serves as a co-portfolio manager of Vanguard’s portion of Vanguard Equity Income Fund (the Fund). Accordingly, all references to Mr. Guo in the Prospectus and Summary Prospectus are hereby deleted in their entirety.
Sharon Hill remains as the sole portfolio manager of Vanguard’s portion of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.
 © 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 065C 102021

Vanguard Fenway Funds

Supplement Dated October 1, 2021, to the Statement of Additional Information Dated January 31, 2021
Important Changes to Vanguard Equity Income Fund
As previously announced, effective at the close of business on September 30, 2021, Binbin Guo has retired from Vanguard and no longer serves as a co-portfolio manager of Vanguard’s portion of Vanguard Equity Income Fund (the Fund). Accordingly, all references to Mr. Guo in the Statement of Additional Information are hereby deleted in their entirety.
Sharon Hill remains as the sole portfolio manager of Vanguard’s portion of the Fund. The Fund’s investment objective, strategies, and policies remain unchanged.
© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 065C 102021